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EXHIBIT 99.4

                   Unaudited Pro Forma Condensed Consolidated
                   Financial Statements Basis of Presentation

The following unaudited pro forma condensed consolidated financial statements are derived from and should be read in conjunction with the historical financial statements of USN Corporation (F/K/A Premier Concepts, Inc.) ("USN Corp" or the "Company") and USN Television Group, Inc. ("USN"). The Company completed the acquisition of USN on December 13, 2004.

The unaudited pro forma condensed consolidated balance sheet presents the consolidated financial position of the Company and USN as if the Company's acquisition of USN was consummated on October 31, 2004 and gives effect to (i) the acquisition of USN; (ii) adjustments associated with the Plan of Reorganization; (iii) discontinuing the retail jewelry store operations of the Company and (iv) other adjustments directly attributable to the acquisition of USN.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended October 31, 2004, and the year ended January 31, 2004, give effect to (i) the Company's acquisition of USN; and (ii) certain adjustments that are directly attributable to the acquisition of USN. The unaudited pro forma condensed combined statements of operations assume that the acquisition transaction was consummated February 1, 2003.

The unaudited pro forma condensed consolidated financial statements have been prepared based upon currently available information and assumptions that are deemed appropriate by management of the Company.

The pro forma information if for informational purposes only and is not intended to be indicative of the actual consolidated results that would have been reported had the transactions occurred on the dates indicated, nor does the information represent a forecast of the combined financial results of the Company and USN for any future period.


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

USN Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of October 31, 2004

                                          Historical         Historical             Pro Forma          Pro Forma
                                           USN Corp             USN                 Adjustments         USN Corp
                                      ------------------ ------------------      -----------------  -----------------
Current assets:
 Cash and cash equivalents               $            -     $        5,187     7    $   2,000,000     $    2,005,187
 Accounts receivable, net                        24,711            512,908     3          (24,711)           512,908
 Inventory                                      416,322            207,793     3         (416,322)           207,793
 Due from USN Corp                                    -            160,443     6         (160,443)                 -
 Net current assets of discon-                                                                                     -
    tinued operations                                 -                  -     3          441,033            441,033
 Other current assets                                 -             47,198                                    47,198
                                      ------------------ ------------------      -----------------  -----------------
     Total current assets                       441,033            933,529              1,839,557          3,214,119
Property and equipment, net                     469,482            173,617     4         (469,482)           173,617
Other, net                                       31,750                        4          (31,750)                 -
Net non-current assets of                                                                                          -
    discontinued operations                                                    4          414,637            414,637
                                      ------------------ ------------------      -----------------  -----------------
                                         $      942,265     $    1,107,146          $   1,752,962     $    3,802,373
                                      ================== ==================      =================  =================

Current liabilities:
  Notes payable                                 721,155          1,054,000     2         (250,000)           525,155
                                                                               6       (1,000,000)
  Accounts payable                            3,315,091          1,612,472     1       (2,383,376)         1,833,744
                                                                               2         (550,000)
                                                                               6         (160,443)

  Other current liabilities                           -            886,835                                   886,835
                                      ------------------ ------------------      -----------------  -----------------
     Total current liabilities                4,036,246          3,553,307             (4,343,819)         3,245,734
Deferred rent                                    86,595                  -     4          (86,595)                 -
                                      ------------------ ------------------      -----------------  -----------------
                                              4,122,841          3,553,307             (4,430,414)         3,245,734

Stockholders' deficit:
  Common stock                                    9,031             10,000     2           (6,231)            16,546
                                                                               5            1,079
                                                                               7            2,667
  Additional paid in capital                  9,922,288                  -     2          806,231          2,996,254
                                                                               5          998,921
                                                                               2      (10,728,519)
                                                                               7        1,997,333
  Retained deficit                          (13,111,895)        (2,456,161)    1        2,383,376         (2,456,161)
                                                                               2       10,728,519
                                      ------------------ ------------------      -----------------  -----------------
                                             (3,180,576)        (2,446,161)             6,183,376            556,639
                                      ------------------ ------------------      -----------------  -----------------
                                         $      942,265     $    1,107,146          $   1,752,962     $    3,802,373
                                      ================== ==================      =================  =================

See accompanying notes to Unaudited Pro Forma Condensed Financial Statements


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USN Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended October 31, 2004

                                                Historical         Historical            Pro Forma         Pro Forma
                                                 USN Corp             USN               Adjustments         USN Corp
                                              ----------------  -----------------     ----------------  -----------------

Sales                                            $          -        $ 5,955,779                             $ 5,955,779
Cost of sales                                                          3,491,655                               3,491,655
                                              ----------------  -----------------     ----------------  -----------------
Gross profit                                                -          2,464,124                    -          2,464,124
Selling, general and
  administrative expense                                               4,435,351                               4,435,351
                                              ----------------  -----------------     ----------------  -----------------
                                                            -         (1,971,227)                   -         (1,971,227)
Interest expense, net                                                      1,404                                   1,404
                                              ----------------  -----------------     ----------------  -----------------
Net loss from continuing operations                         -         (1,972,631)                   -         (1,972,631)
Net earnings (loss) from discontinued
  operations                                       (1,636,225)                 -    1       2,383,376            747,151
                                              ----------------  -----------------     ----------------  -----------------
     Net loss                                    $ (1,636,225)      $ (1,972,631)        $  2,383,376       $ (1,225,480)
                                              ================  =================     ================  =================

Basic and fully diluted loss per share:
  Continuing operations                          $          -                                               $      (0.24)
  Discontinued operations                               (0.36)                                                      0.09
                                              ----------------                                          -----------------
    Total                                        $      (0.36)                                              $      (0.15)
                                              ================                                          =================

Weighted average shares outstanding                 4,515,679                                                  8,272,988
                                              ================                                          =================

See accompanying notes to Unaudited Pro Forma Condensed Financial Statements



USN Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended January 31, 2004

                                                Historical        Historical             Pro Forma        Pro Forma
                                                 USN Corp             USN               Adjustments        USN Corp

Sales                                            $          -      $  3,961,372                            $  3,961,372
Cost of sales                                                         2,507,276                               2,507,276
                                              ----------------  ----------------      ---------------- -----------------
Gross profit                                                -         1,454,096                     -         1,454,096
Selling, general and
  administrative expense                                              1,937,626                               1,937,626
                                              ----------------  ----------------      ---------------- -----------------
                                                            -          (483,530)                    -          (483,530)
Interest expense, net                                                         -                                       -
                                              ----------------  ----------------      ---------------- -----------------
Net loss from continuing operations                         -          (483,530)                    -          (483,530)
Net loss from discontinued operations              (2,429,966)                -                     -        (2,429,966)
                                              ----------------  ----------------      ---------------- -----------------
     Net loss                                    $ (2,429,966)      $  (483,530)          $         -      $ (2,913,496)
                                              ================  ================      ================ =================

Basic and fully diluted loss per share:
  Continuing operations                          $          -                                              $      (0.06)
  Discontinued operations                               (0.54)                                                    (0.29)
                                              ----------------                                         -----------------
    Total                                        $      (0.54)                                             $      (0.35)
                                              ================                                         =================

Weighted average shares outstanding                 4,515,679                                                 8,272,988
                                              ================                                         =================

See accompanying notes to Unaudited Pro Forma Condensed Financial Statements


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USN Corporation
Notes to Pro Forma Condensed Consolidated Financial Statements

Note 1 - Basis of Presentation

Historical financial information for USN Corp has been derived from its unaudited historical financial statements for the year ended January 25, 2004 and for the nine months ended October 31, 2004. Historical financial information for USN has been derived from its audited historical financial statements for the period from inception (April 25, 2003) through December 31, 2003, the audited historical financial statement for the one month period ended January 31, 2004 and the unaudited historical financial statements for the nine months ended October 31, 2004.

Note 2 - Plan of Reorganization and Acquisition of USN

As a part of the Plan of Reorganization (Exhibit 2.1), USN Corp compromised certain unsecured debt; cancelled the 4,515,679 shares of its existing common stock and issued, pro rata, 350,000 shares of its new common stock to these shareholders; and acquired USN. The shareholders of USN received 5,539,655 shares of the Company's common stock for 100% of the USN common stock. Accordingly, the transaction is accounted for as if USN acquired USN Corp (reverse acquisition).

Note 3 - Pro Forma Adjustments

Following are brief descriptions of the pro forma adjustments to reflect the Plan of Reorganization and acquisition of USN:

1. Records the debt compromised as a result of the approved Plan of Reorganization.
2. Records the cancellation of 4,515,679 shares of old common stock, the issuance of 350,000 shares of new common stock to the old shareholders, the issuance of 500,000 shares of new common stock in exchange for the $250,000 administrative loan obligation, and the issuance of 550,000 new common shares for the $550,000 administrative management fee.
3. Records the reclassification of net current assets of the discontinued retail jewelry store operations.
4. Records the reclassification of net non-current assets of the discontinued retail jewelry store operations.
5. Records the issuance of 5,539,655 shares of new common stock for the acquisition of USN, including $1,000,000 in USN debt which had been converted into USN equity prior to the closing.
6.       Eliminates intercompany indebtedness.
7. Records the additional $2,000,000 in equity raised by USN prior to the acquisition by USN Corp and issuance of the related 1,333,333 shares of new common stock.

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Note 4 - Unaudited Pro Forma Net Loss per Share

The pro forma basis and fully diluted loss per share is computed by dividing the pro forma net loss per share by the pro forma basic and fully diluted weighted average number of shares outstanding. The weighted average number of shares outstanding is assumed to be the 8,272,988 new common shares identified above for both periods presented. Pro forma basic and fully diluted loss per share is the same, since all common stock equivalents are anti-dilutive.